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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 14, 2001
                                                         -----------------

                           PENN NATIONAL GAMING, INC.
                           ---------------------------
                 (Exact Name of Registrant Specified in Charter)


       PENNSYLVANIA                     0-24206                  23-2234473
   ---------------------          -------------------        --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



                       825 Berkshire Boulevard
                            Wyomissing, PA                                                         19610
------------------------------------------------------------------------                ----------------------------
              (Address of Principal Executive Offices)                                           (Zip Code)
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       Registrant's telephone number, including area code: (610) 373-2400
                                                          ---------------



                                 Not Applicable
                            ------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(c)      Exhibits.

99.1 Certain information that will be disclosed by the Company in a proposed private placement of senior debt securities.

99.2     Rule 135 Press Release

ITEM 9.  REGULATION FD DISCLOSURE.

         We are pursuing a $200 million private placement of senior subordinated notes to finance our acquisition of CRC Holdings, Inc., a privately held
Florida-based gaming company and to repay a portion of outstanding debt under our credit facility. The acquisition of CRC includes our tender offer for certain outstanding notes of a CRC subsidiary and the purchase of minority interest in the same subsidiary that CRC does not currently own. However, if we are unable to consummate the CRC acquisition by October 31, 2001, we expect to use the entire net proceeds of the private placement to repay outstanding debt under our senior credit facility. The notes will be sold in a private placement and resold by the initial purchasers under Rule 144A of the Securities Act of 1933, as amended, and will be made only to qualified institutional buyers and to investors in transactions exempt from registration under Regulation S under the Securities Act. In connection with the offering of the senior notes, we anticipate disclosing to prospective purchasers of the senior notes certain information. We have elected to provide certain of this information in this Current Report on Form 8-K as Exhibit 99.1 for informational purposes. None of the information contained in this Form 8-K or the exhibit hereto should be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings we have made or may make pursuant to the Securities Act of 1933 or into any other documents unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.

         No assurance can be made that the private placement of senior subordinated notes will be completed. We presently expect to complete the private placement of senior subordinated notes at the beginning of March 2001.

         The senior subordinated notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption form the registration requirements. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer or sale would be unlawful.



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    This current report on Form 8-K together with the information attached as an exhibit hereto, includes "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as "believes,"
"estimates," "expects," "intends," "may," "will," "should," or "anticipates" or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. Forward-looking statements in this
Form 8-K include, among others, statements concerning:

    - projections of future results of operations or financial condition;

    - our expectations for our Mississippi properties and the proposed CRC acquisition;

    - the timing, cost and expected impact on our results of operations of our planned capital expenditures;

    - the expected effect of regulatory changes that we are pursuing;

    - our ability to consummate the proposed CRC acquisition; and

    - expectations of the continued availability of capital resources.

    Although we believe that the expectations reflected in such forward-looking statements are reasonable, they are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and, accordingly, we cannot assure you that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth under the caption "Risk Factors" and elsewhere in this Form 8-K and include, without limitation, risks related to the following:

    - our ability to integrate the full-scale casino operations of the Mississippi properties and the proposed CRC acquisition into our business;

    - capital expansions at our gaming and pari-mutuel facilities;

    - the Showboat option at the Charles Town Entertainment Complex;

    - the activities of our competitors;

    - our ability to maintain regulatory approvals for our existing businesses and to receive regulatory approvals for our new businesses;

    - our dependence on key personnel;

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    - the maintenance of agreements with our horsemen and pari-mutuel clerks;

    - the various conditions to closing for the CRC acquisition; and

    - our credit agreement.

    All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Form 8-K might not occur.



                                       iv
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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PENN NATIONAL GAMING, INC.
                                                            (Registrant)


                                              By  /S/ ROBERT S. IPPOLITO
                                                 ------------------------------
                                                    Robert S. Ippolito
                                                    Chief Financial Officer


Dated:  February 14, 2001

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                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         -------           -----------

         99.1 Certain Information that will be disclosed by the Company in a proposed private placement of senior debt securities.

         99.2              Rule 135 Press Release